                                                                    EXHIBIT 10.2

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made as of this 18th day of June, 1999 by and among Benedek Communications Corporation, a Delaware corporation (the "Parent"), Benedek Broadcasting Corporation, a Delaware corporation (the "Borrower"), the Lender (as defined in the Loan Agreement defined below) and Toronto Dominion (Texas), Inc. (the "Administrative Agent", and collectively with the Collateral Agent (as defined in the Loan Agreement defined below), the "Agents"), as administrative agent for the Lender.

                              W I T N E S S E T H:

         WHEREAS, the Parent, the Borrower, the Lender and the Agents are all parties to that certain Loan Agreement dated as of May 20, 1999 (as amended hereby and as otherwise amended, modified, restated or supplemented from time to time, the "Loan Agreement"); and

         WHEREAS, the Borrower desires to increase the Revolving Loan Commitment from $35,000,000 to $90,000,000 and to prepay the Term Loan in the amount of $55,000,000; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lender, and the Administrative Agent and the Lender have agreed to, subject to the terms hereof, amend the Loan Agreement as set forth herein;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree that all capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

         1.       Amendments to the Loan Agreement.

                  a. Amendments to Article 1 of the Loan Agreement. Section 1.1, Defined Terms, of the Loan Agreement, is hereby amended by deleting the definitions of "Revolving Loan Commitment", "Revolving Loan Notes", "Term Loan Commitment" and "Term Loan Notes" in their entirety and by substituting, in lieu thereof, the following:

                  "'Revolving Loan Commitment' shall mean the several obligations of the Lenders to fund their respective portions of the Revolving Loans to the Borrower in accordance with their respective Commitment Ratios in the aggregate sum as of the date of the First Amendment to this Agreement of up to $90,000,000, pursuant to the terms hereof, as such obligations may be reduced from time to time pursuant to the terms hereof."

                  "'Revolving Loan Notes' shall mean, collectively, those certain promissory notes in the aggregate original principal amount of $90,000,000 and issued to each of the Lenders by the Borrower with respect to the Revolving Loan Commitment, each one substantially in the form of Exhibit E-1 attached hereto, any other promissory note issued by the Borrower to evidence the Revolving Loans pursuant to this Agreement, any extensions, renewals, or amendments to, or replacements of, the foregoing."

                  "'Term Loan Commitment' shall mean the several obligations of the Lenders to fund their respective portion of the Term Loans to the Borrower on the date of the First Amendment to this Agreement, in accordance with their respective Commitment Ratios, an aggregate sum of up to $220,000,000 pursuant to the terms hereof, as such obligations may be reduced from time to time pursuant to the terms hereof."

                  "'Term Loan Notes' shall mean, collectively, those certain promissory notes in the aggregate original principal amount of $220,000,000, and issued to each of the Lenders by the Borrower with respect to the Term Loan Commitment, each one substantially in the form of Exhibit E-2 attached hereto, any other promissory note issued by the Borrower to evidence the Term Loans pursuant to this Agreement, and any extensions, renewals, or amendments to, or replacements of, the foregoing."

                  b. Amendments to Article 5 of the Loan Agreement. Section 5.22, Lien Searches and UCC Financing Statements and Mortgages, of the Loan Agreement, is hereby amended by deleting the phrase "thirty (30) days" appearing in Section 5.22(a) and substituting in lieu thereof the phrase "sixty (60) days".

                  c. Amendments to the Exhibits to the Loan Agreement. Exhibit A to the Loan Agreement, Assignment and Assumption Agreement, is hereby amended by deleting in its entirety Paragraph A of the Recitals and substituting, in lieu thereof, the following:

                  "A. Pursuant to that certain Loan Agreement dated as of May 20, 1999 (as the same may be hereafter amended, modified, supplemented or restated from time to time, the "Loan Agreement") by and among Benedek Communications Corporation (the "Parent"), the Borrower, the Administrative Agent (as defined therein,), the Collateral Agent (the Administrative Agent and the Collateral Agent, collectively, being referred to herein as the "Agents") and the Lenders (as defined therein) signatories thereto. Pursuant to the Loan Agreement, the Lenders have agreed to extend credit to the Borrower under (1) the Revolving Loan Commitment (as defined therein) in an aggregate original principal amount not to exceed at any time outstanding $90,000,000 and
         (2) the Term Loan Commitment (as defined therein) in an aggregate original principal amount not to exceed at any time outstanding $220,000,000 (as such amounts may be reduced from time to time pursuant to the Loan Agreement, collectively, the "Commitments"). The Assignor's portions of the Commitments are the amounts specified in Item 1 of
         Schedule 1 hereto (the "Assignor's Commitments"). The aggregate principal amounts of outstanding Loans made by the Assignor to the Borrower under the Commitments pursuant to the Assignor's Commitments are specified in Item 2 of Schedule 1 hereto (the "Assignor's Loans")."

         2. Acknowledgement. The parties hereto acknowledge and agree that after giving effect to this Amendment, the aggregate amount of the Term Loans outstanding shall be $220,000,000, the aggregate amount of the Revolving Loan Commitment shall be $90,000,000 and the aggregate amount of the Revolving Loans outstanding shall be $55,000,000; and further acknowledge that an Advance under the Revolving Loan Commitment shall be deemed to have been made simultaneously herewith to reduce the Term Loans from $275,000,000 to $220,000,000.

         3. No Other Amendment or Waiver. Notwithstanding the agreement of the Lender to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Loan Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Agents or the Lender, or any of them, of its or their intent to require strict adherence to the terms of the Loan Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

         4. Representations and Warranties. The Parent and the Borrower hereby represent and warrant to and in favor of the Administrative Agent and the Lender as follows:

                  (a) each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

                  (b) the Parent and the Borrower have the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  (c) this Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Parent and of the Borrower, and this Amendment and the Loan Agreement constitute the legal, valid and binding obligations of the Parent and the Borrower, enforceable against the Parent and the Borrower in accordance with their respective terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and
         (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Parent or the Borrower); and

                  (d) the execution and delivery of this Amendment and performance by the Parent and the Borrower under the Loan Agreement does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Parent or the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation of the Borrower or of the Parent, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower or the Parent is party or by which the Parent's or the Borrower's assets or properties are bound.

         5. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to:

                  (a) receipt by the Administrative Agent of duly executed counterpart signature pages of the Lender to this Amendment;

                  (b) all of the representations and warranties of the Parent and the Borrower under Section 4 hereof being true and correct in all material respects, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

                  (c) receipt by the Administrative Agent and the Lender of a certificate of the chief financial officer of the Borrower certifying that no Default exists both before and after giving effect to this Amendment;

                  (d) receipt by the Administrative Agent and the Lender of a signed legal opinion of Shack & Siegel, counsel to the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent and its special counsel; and

                  (e) receipt by the Administrative Agent of commitments from syndication members to purchase an aggregate amount of $55,000,000 of the Revolving Loan Commitment and $206,000,000 of the Term Loans; and

                  (f) receipt of any other documents or instruments that the Administrative Agent, the Lender, or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

         6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         7. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

         8. Loan Documents. Each reference in the Loan Agreement or any other Loan Document to the term "Loan Agreement" shall hereafter mean and refer to the Loan Agreement as amended hereby and as the same may hereafter be amended.

         9. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 5 above, this Amendment shall be effective as of the date first above written.

         [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment all as of the day and year first above written.


BORROWER:                           BENEDEK BROADCASTING CORPORATION,
                                    a Delaware corporation

                                    By: /s/
                                       --------------------------------------
                                       Name:---------------------------------
                                       Title:--------------------------------


PARENT:                             BENEDEK COMMUNICATIONS
                                    CORPORATION, a Delaware corporation


                                    By: /s/
                                       --------------------------------------
                                       Name:---------------------------------
                                       Title:--------------------------------


ADMINISTRATIVE AGENT                TORONTO DOMINION (TEXAS), INC.,
AND LENDER:                         as Administrative Agent and as Lender


                                    By: /s/
                                       --------------------------------------
                                       Name:---------------------------------
                                       Title:--------------------------------

AFFIRMATION OF GUARANTORS: The Guarantors hereby affirm their respective guaranty of the obligations of the Borrower under and pursuant to the Loan Agreement, as amended hereby.

GUARANTOR:                          BENEDEK COMMUNICATIONS
                                    CORPORATION



                                    By: /s/
                                       --------------------------------------
                                       Name:---------------------------------
                                       Title:--------------------------------


GUARANTOR:                          BENEDEK LICENSE CORPORATION


                                    By: /s/
                                       --------------------------------------
                                       Name:---------------------------------
                                       Title:--------------------------------


GUARANTORS:                         The WMTV Trust, a Wisconsin trust


                                    By: /s/
                                        -------------------------------------
                                        Philip A. Jones, solely in his capacity
                                        as trustee under The WMTV Trust, a
                                        Wisconsin trust


                                    WMTV LICENSE CO., LLC, a Delaware limited liability company

                                    By: The WMTV Trust, a Wisconsin trust,
                                        its sole member


                                    By: /s/
                                       ---------------------------------------
                                       Philip A. Jones, solely in his capacity
                                       as trustee under The WMTV Trust, a
                                       Wisconsin trust